SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(B) OR 12(G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                EQUITY ONE, INC.
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             (Exact Name of Registrant as Specified in its Charter)

                        MARYLAND                              52-1794271
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                 (State of Incorporation                   (I.R.S. Employer
                    or Organization)                      Identification No.)

               777 17TH STREET, PENTHOUSE
                  MIAMI BEACH, FLORIDA                          33139
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        (Address of Principal Executive Offices)              (Zip Code)

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. [X]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box: [ ]


Securities Act registration statement file number to which this form relates:
333-33977

                Title of Each Class               Name of Each Exchange on Which
                to be so Registered               Each Class is to be Registered
---------------------------------------------     ------------------------------

      COMMON STOCK, PAR VALUE $0.01 PER SHARE        NEW YORK STOCK EXCHANGE

Securities to be registered pursuant to Section 12(g) of the Act:

                                      NONE

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 1.            DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         Reference is made to the description of the Registrant's Common Stock set forth under the caption "Description of Capital Stock--Common Stock" of the Prospectus forming a part of the Registrant's Registration Statement on Form S-11 (File No. 333-33977) filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, which disclosures are incorporated by reference herein.

ITEM 2.       EXHIBITS.

         None.

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

                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

September 29, 1997                    EQUITY ONE, INC.

                                      By: /S/ CHAIM KATZMAN
                                          ----------------------------
                                          Chaim Katzman, Chairman of the Board,
                                          President and Chief Executive Officer

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